UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2003

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On Decenber 2, 2003, Milacron Inc. (the 'Company') issued a press release announcing that the Company's revolving credit facility has been amended. A copy of the Company's press release is filed as Exhibit 99.1 hereto and a copy of the Amendment Number Ten to the Company's revolving credit facility is filed as Exhibit 99.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	Press release issued by Milacron Inc. on December 2, 2003.
99.2	Amendment Number Ten Dated as of November 25, 2003 to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 among Milacron Inc., Milacron Kunststoffmachinen Europa GmbH, Milacron B.V., the lenders listed therein and Deutsche Bank Trust Company America as Agent.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Milacron Inc.

Date:	December 2, 2003	By:	/s/Robert P. Lienesch

Robert P. Lienesch Vice President - Finance And Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Milacron Inc. on December 2, 2003.
99.2	Amendment Number Ten Dated as of November 25, 2003 to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998 among Milacron Inc., Milacron Kunststoffmachinen Europa GmbH, Milacron B.V., the lenders listed therein and Deutsche Bank Trust Company America as Agent.